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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 21, 2000



                                 S1 CORPORATION
                                 --------------
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------


           DELAWARE                       000-24931             58-2395199
----------------------------------   ------------------    ---------------------
  (State or other jurisdiction           (Commission           (IRS Employer
        of incorporation)                File Number)        Identification No.)



           3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
    -------------------------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 812-6200
                                                           --------------



                                 NOT APPLICABLE
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)






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ITEM 5.     OTHER EVENTS.

            S1 Corporation ("S1") announced on April 21, 2000 that its annual meeting of shareholders will be held on Tuesday, June 6, 2000 at 9:00 a.m. at the Swissotel, 3391 Peachtree Road, NE, Atlanta, Georgia.

            S1 issued a press release on April 21, 2000 describing the annual meeting, a copy of which is filed as Exhibit 99 hereto.



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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.



(a)         Not applicable.



(b)         Not applicable.



(c)         Exhibits.

            99    Press release dated April 21, 2000.






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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                S1 CORPORATION
                                                --------------
                                                (Registrant)



                                                /s/ ROBERT F. STOCKWELL
                                                ----------------------------
                                                    Robert F. Stockwell
                                                    Chief Financial Officer




Date: May 1, 2000


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                                  Exhibit Index

99    Press release dated April 21, 2000.